Inspire Corporate Bond ETF (formerly, “Inspire Corporate Bond ESG ETF”)
IBD
a series of Northern Lights Fund Trust IV
SUMMARY PROSPECTUS
March 30, 2023

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated March 30, 2023, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.inspireetf.com/fund-documents/. You can also obtain these documents at no cost by calling 877.658.9473 or by sending an email request to OrderInspireETFs@UltimusFundSolutions.com. Shares of the Fund are listed and traded on NYSE Arca (the “Exchange”).

Investment Objective: The Inspire Corporate Bond ETF (the “Fund”) seeks to replicate investment results that generally correspond, before fees and expenses, to the performance of the Inspire Corporate Bond Impact Equal Weight Index (“Corporate Bond Index”).

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.45%

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended November 30, 2022, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

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Principal Investment Strategies: The Fund generally invests at least 80% of its total assets in the component securities of the Corporate Bond Index. Inspire Investing, LLC (the “Adviser” or “Index Provider”), the Fund’s index provider (and also the Fund’ investment adviser) selects domestic corporate bonds issued by companies that have market capitalizations of $5 billion or more, have credit ratings of BBB- or higher from Standard and Poor’s or Baa3 or higher from Moody’s and which have an Inspire Impact Score® of zero or higher. The Inspire Impact Score® is a proprietary selection methodology that is designed to assign a score to a particular security based on the security’s alignment with biblical values and the positive impact that the issuing company has on its customers, communities, workplace and the world.

The Inspire Impact Score® methodology removes from the investment universe the securities of any company that has any degree of participation in the following activities or products that do not align with biblical values, which removes them from the eligible investment universe of securities of potential Fund investments. A score of zero is assigned to companies where no information is available about their participation in the following activities or products:

•	Abortifacients - Company produces abortifacient drugs. This category includes all pharmaceuticals used to terminate a pregnancy anytime from the moment of conception onward, including those labeled as “contraceptives” but which may cause a fertilized egg to be destroyed.
•	Abortion Philanthropy - Corporate guided philanthropy to organizations that advocate for or provide abortions (excludes employee matching programs.)
•	Abortion Legislation - Corporate sponsored political, legal or other activism that advocates for or provides abortions.
•	Abortion Procedures - Company offers abortion procedures as a service.
•	Alcohol - Company produces or specifically distributes alcoholic beverages.
•	Cannabis Retail THC- Company produces or distributes retail cannabis products containing THC, which is the psychoactive component of cannabis.
•	Cannabis Cultivation/Processing- Company cultivates or processes cannabis for retail or wholesale distribution.
•	Embryonic Stem Cell Research - Company is engaged directly or indirectly in embryonic stem cell research. This category includes companies which perform research on or produce products using embryonic stem cells, companies which provide embryonic stem cells to other entities and companies which utilize propagated stem cell lines which originally derived from embryonic stem cells.
•	Gambling - Company generates revenue from gambling. This category includes the operation of casinos or other gambling facilities, as well as manufacturing gambling machinery and or other gambling specific equipment.
•	Human Rights – Company has exploitative labor practices, working conditions or partnerships with exploitative supply partners, including unjust governmental entities and regimes.
•	In Vitro Fertilization - Company offers In Vitro Fertilization services or manufacture equipment to aid in procedures.
•	LGBT Legislation - Corporate sponsored legal, political or other activism that advocates for the promotion and acceptance of the LGBT lifestyle.
•	LGBT Philanthropy - Corporate guided philanthropy to organizations that advocate for the promotion and acceptance of the LGBT lifestyle (excludes employee match programs).
•	LGBT Promotion - Company provides products or services designed specifically for the promotion and acceptance of the LGBT lifestyle, or otherwise uses corporate influence for the promotion and acceptance of the LGBT lifestyle.
•	Pornography - Company produces or distributes pornography. This category includes all media types, such as film, print and online. Also included are companies that produce AO (Adult Only) rated video games which contain pornographic content.
•	State Owned Enterprise – Company is owned and controlled by a Nation State or government that is a known human rights violator, including situations where the State has veto power, or a “golden share” is owned by the State or State controlled agency.
•	Tobacco - Company derives revenue from growing, manufacturing or distributing tobacco products.

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The methodology then assigns a positive score based on the company’s track record of acting in alignment with biblical values across the following categories:

•	Access & Affordability: The category addresses a company’s ability to ensure broad access to its products and services, specifically in the context of underserved markets and/or population groups. It includes the management of issues related to universal needs, such as the accessibility and affordability of health care, financial services, utilities, education, and telecommunications.
•	Air Quality: The category addresses a company’s management of air quality impacts resulting from stationary (e.g., factories, power plants) and mobile sources (e.g., trucks, delivery vehicles, planes). Relevant airborne pollutants include, but are not limited to, oxides of nitrogen, oxides of sulfur, volatile organic compounds, heavy metals, particulate matter, and chlorofluorocarbons. The category does not include the management of greenhouse gas emissions, which are addressed in a separate category.
•	Business Ethics: The category addresses a company’s approach to managing risks and opportunities surrounding the ethical conduct of business, including fraud, corruption, bribery and facilitation payments, fiduciary responsibilities, and other business conduct that may have an ethical component. This includes sensitivity to business norms and standards as they shift over time, jurisdiction, and culture without compromising biblical values. It addresses the company’s ability to provide services that satisfy the highest professional and ethical standards of the industry, which means to avoid conflicts of interest, misrepresentation, bias, and negligence through training employees adequately and implementing policies and procedures to ensure employees provide services free from bias and error.
•	Business Model Resilience: The category addresses a company’s capacity to manage risks and opportunities associated with incorporating social, environmental, and political transitions into its long-term business model planning without compromising biblical values. This includes responsiveness to the transition to a low-carbon and climate-constrained economy, as well as growth and creation of new markets among unserved and underserved socio-economic populations. The category identifies industries in which evolving environmental and social realities may challenge companies to fundamentally adapt or may put their business models at risk.
•	Competitive Behavior: The category covers social issues associated with the existence of monopolies, which may include, but are not limited to, excessive prices, poor quality of service, and inefficiencies. It addresses a company’s management of issues related to bargaining power, collusion, price fixing or manipulation, protection of patents and intellectual property, and other anti-competitive practices.
•	Critical Incident Risk Management: The category addresses the company’s use of management systems and scenario planning to identify, understand, and prevent or minimize the occurrence of accidents and emergencies with significant potential environmental and social consequences. It relates to the culture of safety at a company, its relevant safety management systems and technological controls, the potential human, environmental, and social implications of such events occurring, and the long-term effects to an organization, its workers, and society should these events occur.
•	Customer Privacy: The category addresses management of risks related to the use of personally identifiable information and other customer or user data for secondary purposes including. but not limited to. marketing through affiliates and non-affiliates. The scope of the category includes social issues that may arise from a company’s approach to collecting data, obtaining consent (e.g., opt-in policies), managing user and customer expectations regarding how their data is used, and managing evolving regulation. It excludes social issues arising from cybersecurity risks, which are covered in Data Security.
•	Customer Welfare: The category addresses customer welfare concerns over issues including, but not limited to, health and nutrition of foods and beverages, antibiotic use in animal production, and management of controlled substances. The category addresses the company’s ability to provide consumers with manufactured products and services that are aligned with societal expectations. It does not include issues directly related to quality and safety malfunctions of manufactured products and services, but instead addresses qualities inherent to the design and delivery of products and services where customer welfare may be in question. The scope of the category also captures companies’ ability to prevent counterfeit products.
•	Data Security: The category addresses management of risks related to collection, retention, and use of sensitive, confidential, and/or proprietary customer or user data. It includes social issues that may arise from incidents such as data breaches in which personally identifiable information and other user or customer data may be exposed. It addresses a company’s strategy, policies, and practices related to IT infrastructure, staff training, record keeping, cooperation with law enforcement, and other mechanisms used to ensure security of customer or user data.

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•	Ecological Impacts: The category addresses management of the company’s impacts on ecosystems and biodiversity through activities including, but not limited to, land use for exploration, natural resource extraction, and cultivation, as well as project development, construction, and siting. The impacts include, but are not limited to, biodiversity loss, habitat destruction, and deforestation at all stages, planning, land acquisition, permitting, development, operations, and site remediation. The category does not cover impacts of climate change on ecosystems and biodiversity.
•	Employee Engagement, Diversity & Inclusion: The category addresses a company’s ability to ensure that its culture and hiring and promotion practices embrace the building of a diverse and inclusive workforce that reflects the makeup of local talent pools and its customer base in alignment with biblical values. It addresses the issues of discriminatory practices on the basis of race, gender, ethnicity, religion, and other factors.
•	Employee Health & Safety: The category addresses a company’s ability to create and maintain a safe and healthy workplace environment that is free of injuries, fatalities, and illness (both chronic and acute). It is traditionally accomplished through implementing safety management plans, developing training requirements for employees and contractors, and conducting regular audits of their own practices as well as those of their subcontractors. The category further captures how companies ensure physical and mental health of workforce through technology, training, corporate culture, regulatory compliance, monitoring and testing, and personal protective equipment.
•	Energy Management: The category addresses environmental impacts associated with energy consumption. It addresses the company’s management of energy in manufacturing and/or for provision of products and services derived from utility providers (grid energy) not owned or controlled by the company. More specifically, it includes management of energy efficiency and intensity, energy mix, as well as grid reliance. Upstream (e.g., suppliers) and downstream (e.g., product use) energy use is not included in the scope.
•	GHG Emissions: The category addresses direct greenhouse gas (GHG) emissions that a company generates through its operations. This includes GHG emissions from stationary (e.g., factories, power plants) and mobile sources (e.g., trucks, delivery vehicles, planes), whether a result of combustion of fuel or non-combusted direct releases during activities such as natural resource extraction, power generation, land use, or biogenic processes. The category further includes management of regulatory risks, environmental compliance, and reputational risks and opportunities, as they related to direct GHG emissions. The seven GHGs covered under the Kyoto Protocol within the category are carbon dioxide, methane, nitrous oxide, hydrofluorocarbons, perfluorocarbons, sulfur hexafluoride, and nitrogen trifluoride.
•	Human Rights & Community Relations: The category addresses management of the relationship between businesses and the communities in which they operate, including, but not limited to, management of direct and indirect impacts on core human rights and the treatment of indigenous peoples. More specifically, such management may cover socio-economic community impacts, community engagement, cultivation of local workforces, impact on local businesses, license to operate, and environmental/social impact assessments. The category does not include environmental impacts such as air pollution or waste which, although they may impact the health and safety of members of local communities, are addressed in separate categories.
•	Labor Practices: The category addresses the company’s ability to uphold commonly accepted labor standards in the workplace, including compliance with labor laws and internationally accepted norms and standards. This includes, but is not limited to, ensuring basic human rights related to child labor, forced or bonded labor, exploitative labor, fair wages and overtime pay, and other basic workers’ rights. It also includes minimum wage policies and provision of benefits, which may influence how a workforce is attracted, retained, and motivated. The category further addresses a company’s relationship with organized labor and freedom of association.
•	Management of the Legal & Regulatory Environment: The category addresses a company’s approach to engaging with regulators in cases where conflicting corporate and public interests may have the potential for long-term adverse direct or indirect environmental and social impacts. The category addresses a company’s level of reliance upon regulatory policy or monetary incentives (such as subsidies and taxes), actions to influence industry policy (such as through lobbying), overall reliance on a favorable regulatory environment for business competitiveness, and ability to comply with relevant regulations. It may relate to the alignment of management and investor views of regulatory engagement and compliance at large.
•	Materials Sourcing & Efficiency: The category addresses issues related to the resilience of materials supply chains to environmental and social factors. It captures the impacts of such external factors on operational activity of suppliers, which can further affect availability and pricing of key resources. It addresses a company’s ability to manage these risks through product design, manufacturing, and end-of-life management, such as by using recycled and renewable materials, reducing the use of key materials (dematerialization), maximizing resource efficiency in manufacturing, and making R&D investments in substitute materials. Additionally, companies can manage these issues by screening, selection, monitoring, and engagement with suppliers to ensure their resilience to external risks. It does not address issues associated with environmental and social impacts of individual suppliers’ operational activities, which is covered in Supply Chain Management.

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•	Product Design & Lifecycle Management: The category addresses incorporation of sustainability considerations in characteristics of products and services provided or sold by the company. It includes, but is not limited to, managing the lifecycle impacts of products and services, such as those related to packaging, distribution and other environmental and social impacts they may have during their use-phase or at the end of life. The category captures a company’s ability to address customer and societal demand for more sustainable products and services as well as to meet evolving environmental and social regulation. It does not address direct environmental or social impacts of the company’s operations nor does it address health and safety risks to consumers from product use, which are covered in other categories.
•	Product Quality & Safety: The category addresses issues involving unintended characteristics of products sold or services provided that may create health or safety risks to end-users. It addresses a company’s ability to offer manufactured products and/or services that meet customer expectations with respect to their health and safety characteristics. It includes, but is not limited to, issues involving liability, management of recalls and market withdrawals, product testing, and chemicals/content/ingredient management in products.
•	Selling Practices & Product Labeling: The category addresses social issues that may arise from a failure to manage the transparency, accuracy, and comprehensibility of marketing statements, advertising, and labeling of products and services. It includes, but is not limited to, advertising standards and regulations, ethical and responsible marketing practices, misleading or deceptive labeling, as well as discriminatory or predatory selling and lending practices. This may include deceptive or aggressive selling practices in which incentive structures for employees could encourage the sale of products or services that are not in the best interest of customers or clients.
•	Supply Chain Management: The category addresses management of sustainability risks within a company’s supply chain. It addresses issues associated with environmental and social externalities created by suppliers through their operational activities. Such issues include, but are not limited to, environmental responsibility, human rights, labor practices, and ethics and corruption. Management may involve screening, selection, monitoring, and engagement with suppliers on their environmental and social impacts. The category does not address the impacts of external factors, such as climate change and other environmental and social factors, on suppliers, operations and/or on the availability and pricing of key resources, which is covered in a separate category.
•	Systemic Risk Management: The category addresses the company’s contributions to or management of systemic risks resulting from large-scale weakening or collapse of systems upon which the economy and society depend. This includes financial systems, natural resource systems, and technological systems. It addresses the mechanisms a company has in place to reduce its contributions to systemic risks and to improve safeguards that may mitigate the impacts of systemic failure. For financial institutions, the category also captures the company’s ability to absorb shocks arising from financial and economic stress and meet stricter regulatory requirements related to the complexity and interconnectedness of companies in the industry.
•	Waste & Hazardous Materials Management: The category addresses environmental issues associated with hazardous and non-hazardous waste generated by companies. It addresses a company’s management of solid wastes in manufacturing, agriculture, and other industrial processes. It covers treatment, handling, storage, disposal, and regulatory compliance. The category does not cover emissions to air or wastewater nor does it cover waste from products at the end of their lifecycle, which are addressed in separate categories.
•	Water & Wastewater Management: The category addresses a company’s water consumption, wastewater generation, and other operational impacts on water resources, which may be influenced by regional differences in the availability and quality of and competition for water resources. More specifically, it addresses management strategies including, but not limited to, water efficiency, rate of consumption, and recycling. Lastly, the category also addresses management of wastewater treatment and discharge, including groundwater and aquifer pollution.

The Index Provider uses software that analyzes publicly available data relating to the primary business activities, products and services, philanthropy, legal activities, policies and practices when assigning Inspire Impact Scores® to a company. Two hundred fifty (250) bonds from the top 200 issuers with the highest Inspire Impact Scores® are included in the Corporate Bond Index and under normal circumstances are equally weighted across four maturity tranches of 0-3 years, 3-5 years, 5-7 years and 7-10 years, to arrive at an average maturity of approximately 5 years of all holdings. The Inspire Impact Scores® of the securities in the Corporate Bond Index are reviewed periodically (at least annually), and the Corporate Bond Index is rebalanced quarterly. If, upon review, the Inspire Impact Score® of a security falls below an acceptable level, the security is removed from the Corporate Bond Index and replaced with a higher scoring security.

Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in domestic corporate bonds. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries.

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Principal Investment Risks: As with all funds, there is a risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of Shares and performance.

The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Asset Class Risk. Securities in the Corporate Bond Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Authorized Participant Risk. Only an Authorized Participant Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for exchange-traded funds (“ETFs”) that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.

Biblically Responsible Investment Risk. The Fund invests at least 80% of its assets in the component securities of the Index which uses the Inspire Impact Score® and related biblical values screening criteria in selecting its component securities. As a result of its strategy, the Index’s exclusion of securities of certain issuers for nonfinancial reasons may cause the Fund to forgo some market opportunities available to funds that do not use these criteria. This could be due to biblically responsible companies falling out of favor with investors or failing to perform as well as companies that do not receive a favorable Inspire Impact Score®.

Concentration Risk. The Fund may focus its investments in securities of a particular industry to the extent the Corporate Bond Index does. Economic, legislative or regulatory developments may occur that significantly affect the industry. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular industry.

Early Close/Trading Halt Risk. An exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to the special risks, including:

•	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by the Authorized Participants at net asset value (“NAV”) only in Creation Units. An Authorized Participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. Trading in Shares on the NYSE Arca (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security.
o	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

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Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions.

Passive Investment Risk. The Fund is not actively managed and the adviser will not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Corporate Bond Index or the selling of shares of that security is otherwise required upon a rebalancing of the Corporate Bond Index as addressed in the Index methodology.

Sampling Risk. The Fund’s use of a representative sampling approach, if used, could result in its holding a smaller number of securities than are in the Corporate Bond Index. As a result, an adverse development with an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Corporate Bond Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Corporate Bond Index. Tracking error may occur because of imperfect correlation between the Fund’s holdings of portfolio securities and those in the Corporate Bond Index, pricing differences, the Fund’s holding of cash, differences on timing of the accrual of dividends, changes to the Index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Corporate Bond Index does not.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s one-year, five-year and since inception performance compared with those of a broad measure of market performance. The bar chart shows performance of the Fund’s shares for each calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.inspireetf.com or by calling 877.658.9473.

Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	2nd Quarter 2020	8.29%
Worst Quarter:	1st Quarter 2022	(5.17)%

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Performance Table

Average Annual Total Returns

(For periods ended December 31, 2022)

	One Year	Five Years	Since Inception (7/10/17)
Return before taxes	(9.25)%	0.27%	0.36%
Return after taxes on distributions	(9.88)%	(0.49)%	(0.41)%
Return after taxes on distributions and sale of Fund shares	(5.47)%	(0.09)%	(0.03)%
Inspire Corporate Bond Impact Equal Weight Index	(9.00)%	1.70%	1.78%
Bloomberg U.S. Intermediate Credit Total Return Index*	(9.10)%	1.08%	1.20%
*	The Bloomberg U.S. Intermediate Credit Total Return Index (LUICTRUU) measures the investment grade, fixed-rate, taxable corporate bond market whose maturity ranges between 1 to 9.9999 years. It includes USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers. Investors cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Inspire Investing, LLC.

Portfolio Managers: Darrell Jayroe, CFA®, Senior Portfolio Manager, and Robert Netzly, Chief Executive Officer of the Adviser, have each served the Fund as a portfolio manager since it commenced operations in February 2017. Tim Schwarzenberger, CFA®, has served the Fund as a portfolio manager since March 2022.

Purchase and Sale of Fund Shares: Individual Shares of the Fund may be purchased and sold in secondary market transactions through a broker dealer or at market price. Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.inspireetf.com

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for marketing activities or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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